UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2020

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number:  333-224557

Delaware	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01.	Entry into a Material Definitive Agreement.

On March 28, 2020, Shepherd’s Finance, LLC (the “Registrant”) entered into Amendment No. 2 to the Second Amended and Restated Limited Liability Company Agreement (the “Amendment”) to provide for the election or reelection of managers of Registrant’s board of managers for terms of one year, two years, three years, or for terms as otherwise approved by the Registrant’s voting members.

The preceding description is qualified in its entirety by the Amendment attached as Exhibit 3.1 to this Current Report on Form 8-K (this “Form 8-K”).

Item 7.01.	Regulation FD Disclosure.

On March 31, 2020, the Registrant issued a press release discussing the Registrant’s financial results for the year ended December 31, 2019 and the potential impact of the novel coronavirus (COVID-19) pandemic on the Registrant. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01.	Other Events.

The Registrant faces risks related to COVID-19, which has caused significant disruptions to the economy. In December 2019, COVID-19 emerged in Wuhan, Hubei Province, China. While initially the outbreak was largely concentrated in China and caused significant disruptions to its economy, it has now spread to several other countries and infections have been reported globally, including in the United States and in all of the markets in which the Registrant lends. The Registrant’s operating results depend significantly on the homebuilding industry.

As a result of the potential impact of COVID-19 and based on the Registrant’s expectation that home values will likely decrease in the near future, the Registrant suspended originations of new loans in order to maintain liquidity and preserve financial flexibility. As of March 26, 2020, the Registrant has approximately $15 million in unfunded commitments to builders. The Registrant told all of its borrowers that it will fund all loans where the underlying home is already under construction, and has advised them to build as quickly as possible to bring the homes on the market as soon as possible. For loans where the borrower has not yet begun construction of the underlying home, the Registrant has told the borrowers that the Registrant will not fund construction and they should therefore not start construction. As a result of these actions, the Registrant expects unfunded commitments to be reduced to approximately $10 million. The Registrant expects to fund some of the unfunded commitment using its secured debt. The Registrant expects that the suspension of originations of new loans will last at least until the end of May 2020, at which time the Registrant expects to reevaluate its policies in this respect.

As of March 27, 2020, the Registrant has over $3 million in cash on hand, which is higher than the Registrant’s average cash on hand. The Registrant has received approximately $5 million from loans that were paid off in March 2020, which is a higher amount of payoffs than usual. The Registrant utilized a portion of that amount to pay back secured lenders, a portion to fund construction on current loans, and a portion to pay back some investors in accordance with their note terms. The Registrant’s top priorities are paying its investors principal and interest in accordance with the terms of such investments, and funding the partially built homes in accordance with the Registrant’s lending agreements.

The Registrant’s business, financial condition, liquidity, results of operations, and prospects could be adversely impacted by COVID-19, including the Registrant’s ability to repay its Notes. The ultimate extent of the impact of the COVID-19 outbreak on the Registrant’s business, financial condition, liquidity, results of operations, and prospects will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the COVID-19 outbreak and the actions to contain or treat its impact, among others.

Forward Looking Statements

This Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by the Registrant’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans, or predictions of the future expressed or implied by such forward-looking statements. The Registrant undertakes no obligation to update these statements following the date of this Form 8-K, except as required by law. In addition, the Registrant, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of the Registrant’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by the Registrant with the Securities and Exchange Commission, and forward-looking statements contained in this Form 8-K or in other public statements of the Registrant or its senior management should be considered in light of those factors.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment No. 2 to the Second Amended and Restated Limited Liability Company Agreement of Shepherd’s Finance, LLC

99.1	Shepherd’s Finance, LLC Press Release, dated March 31, 2020

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: March 31, 2020	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager